UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2005

Tarpon Industries, Inc.

(Exact name of registrant as specified in its Charter)

Michigan	001-32428	30-0030900

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2420 Wills Street, Marysville, Michigan	48040

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (810) 364-7421

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Real Estate Purchase Agreement
Subordination Agreement
Committment Letter
Charge/Mortgage
General Security Agreement
Guarantee and Postponement of Claim

Item 1.01 Entry into a Material Definitive Agreement.

     On May 18, 2005, Steelbank Tubular, Inc. (“Steelbank”), a wholly-owned subsidiary of Tarpon Industries, Inc. (“Tarpon”), consummated the transactions described in the Commitment Letter, dated May 12, 2005, and the related Charge/Mortgage, dated May 18, 2005 (the “Loan Documents”), from First National Corporation, on behalf of The Equitable Trust Company (the “Lender”), and a General Security Agreement, dated May 18, 2005, in favor of Lender (the “GSA”). The Loan Documents provide for a loan in the amount of $3,500,000 Canadian dollars, the proceeds of which were used to fund the acquisition by Steelbank of the real estate located at 2495 Haines Road, Mississauga, Ontario (the “Haines Road Property”), which was previously leased by Steelbank. The obligations under the Loan Documents are secured pursuant to the terms and conditions of the GSA and are guaranteed by Tarpon, pursuant to a Guarantee and Postponement of Claim, dated May 18, 2005, by Tarpon in favor of the Lender (the “Guarantee”). The description of the material terms of the Loan Documents, the GSA and the Guarantee is included in Item 2.03 of this Current Report on Form 8-K and is incorporated by reference into this Item.

     On May 18, 2005, Steelbank consummated the acquisition of the Haines Road Property from Bolton Steel Tube Co., Ltd., as described in the Real Estate Purchase Agreement, dated February 17, 2005 (the “Purchase Agreement”). The description of the material terms of the Purchase Agreement included in Item 2.01 to this Current Report on Form 8-K is incorporated by reference into this Item.

     In addition, Steelbank, Tarpon, the Lender and LaSalle Business Credit, a division of ABN Amro Bank N.V., Canada Branch “(“LaSalle”), entered into a Subordination Agreement, dated May 18, 2005, which amends the Loan Agreement, dated February 17, 2005, by and among Steelbank and LaSalle (the “Subordination Agreement”). Pursuant to the Subordination Agreement, (1) LaSalle consented to the transactions contemplated under the Loan Documents, and (2) the Lender subordinated its right to payment and agreed not to accelerate maturity of the principal outstanding under the Loan Documents unless and until LaSalle has been fully and finally repaid; provided, however, that Lender preserved its rights to enforce the related mortgage, assignment of rents and the Guarantee. The foregoing summary of the Subordination Agreement does not purport to be complete and is qualified in its entirety by reference to the Subordination Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.01 Completion of Acquisition or Disposition of Assets

     As discussed in Item 1.01 above, on May 18, 2005, Steelbank consummated the acquisition of the Haines Road Property from Bolton Steel Tube Co., Ltd., as described in the Real Estate Purchase Agreement, dated February 17, 2005 (the “Purchase Agreement”). The purchase price was $4,638,000 (Cdn. $5,870,000), consisting of (1) approximately $530,000 (Cdn. $670,000) in cash, (2) approximately $2,765,000 (Cdn. $3,500,000) one-year mortgage described in Item 2.03 below, (3) vendor financing of approximately $948,000 (Cdn.

$1,200,000) and $395,000 (Cdn. $500,000), payable August 16, 2006 in second and third mortgage financing, respectively.

     The foregoing summary of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

     As discussed in Item 1.01 above, on May 18, 2005, Steelbank consummated the transactions described in described in the Loan Documents. The Loan Documents provide for a loan in the amount of $3,500,000 Canadian dollars, the proceeds of which were used to fund a portion of the acquisition by Steelbank of the Haines Road Property, which was previously leased by Steelbank. The obligations under the Loan Documents are guaranteed by Tarpon.

     The mortgage bears interest at prime plus 1.25%. Prime rate is defined as the annual rate of interest announced from time to time by Royal Bank of Canada during the period when interest accrues under the Loan Documents. Installments of principal and interest are payable monthly in arrears. The full amount borrowed under the Loan Documents will mature on May 17, 2006.

     The Loan Documents contain customary covenants that will limit the ability of Steelbank to, among other things, encumber the Haines Road Property, with the exception of the second and third mortgage financing of approximately $948,000 (Cdn.$1,200,000) and $395,000 (Cdn.$500,000), payable August 16, 2006. In addition, the Loan Documents contain customary environmental covenants and provide that Steelbank is required to complete certain repairs with respect to the Haines Road Property and provide annual financial information to Lender.

     The Loan Agreement contains customary events of default, including, but not limited to: (a) non-payment of amounts due; (b) material breach of representations, warranties or covenants under the Loan Agreement or the documents pertaining thereto; (c) bankruptcy or similar proceedings; and (d) encumbering the Haines Road Property. Upon default, the loan may be accelerated, subject to the terms and conditions of the Subordination Agreement.

     Steelbank paid a $35,000 Canadian dollar loan processing fee and an $80,000 Canadian dollar hold-back until such time as the aforementioned repairs are completed.

     Steelbank used the borrowings under the Loan Documents to provide partial funding for the acquisition of Haines Road Property and to pay fees and expenses in connection with the acquisition.

     In connection with the Loan Documents, Steelbank entered into a GSA in favor the Lender, pursuant to which it pledged its assets as security for its obligations under the Loan Documents, and Tarpon entered into the Guarantee, pursuant to which it guaranteed the obligations set forth in the Loan Documents.

     The foregoing summary of the Loan Documents, the GSA and the Guarantee do not purport to be complete and is qualified in its entirety by reference to the Loan Documents, the GSA and the Guarantee, copies of which are filed as Exhibits 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

     (a) The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
2.1	Real Estate Purchase Agreement, dated February 17, 2005, by and among 1387746 Ontario Inc. and Steelbank Inc.

10.1	Subordination Agreement, dated May 18, 2005, by and among Steelbank Tubular, Inc., Tarpon Industries, Inc., The Equitable Trust Company and LaSalle Business Credit, a division of ABN Amro N.V. Canada Branch

10.2	Commitment Letter, dated May 12, 2005, by and among First National Corporation, on behalf of The Equitable Trust Company, Steelbank Tubular, Inc. and Tarpon Industries, Inc.

10.3	Charge/Mortgage, dated May 18, 2005, by Steelbank Tubular Inc. in favor of The Equitable Trust Company

10.4	General Security Agreement, dated as of May 18, 2005, executed by Steelbank Tubular, Inc. in favor of The Equitable Trust Company

10.5	Guarantee and Postponement of Claim, dated as of May 18, 2005, executed by Tarpon Industries, Inc. in favor of The Equitable Trust Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARPON INDUSTRIES, INC.

Date: May 24, 2005	By:	/s/ James T. House

James T. House Chief Financial Officer

Exhibit Index

Exhibit No.	Description
2.1*	Real Estate Purchase Agreement, dated February 17, 2005, by and among 1387746 Ontario Inc. and Steelbank Inc.

10.1*	Subordination Agreement, dated May 18, 2005, by and among Steelbank Tubular, Inc., Tarpon Industries, Inc., The Equitable Trust Company and LaSalle Business Credit, a division of ABN Amro N.V. Canada Branch

10.2*	Commitment Letter, dated May 12, 2005, by and among First National Corporation, on behalf of The Equitable Trust Company, Steelbank Tubular, Inc. and Tarpon Industries, Inc.

10.3*	Charge/Mortgage, dated May 18, 2005, by Steelbank Tubular Inc. in favor of The Equitable Trust Company

10.4*	General Security Agreement, dated as of May 18, 2005, executed by Steelbank Tubular, Inc. in favor of The Equitable Trust Company

10.5*	Guarantee and Postponement of Claim, dated as of May 18, 2005, executed by Tarpon Industries, Inc. in favor of The Equitable Trust Company

*	Filed herewith electronically